UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington D.C. 20549

                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE
                                  ACT OF 1934.

                                  May 19, 2006
                Date of Report (Date of Earliest Event Reported)

                             DNAPrint genomics, Inc.
               (Exact name of Registrant as specified in charter)

                         Commission File Number: 0-31905

         Utah                                                 59-2780520
(State of Incorporation)                              (I.R.S. Employer I.D. No)

                    900 Cocoanut Avenue, Sarasota, FL 34236
                    (Address of Principal Executive Offices)


                                 (941) 366-3400
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On May 18, 2006, the Registrant issued to Dutchess Private Equities Fund II, L.P. ("Dutchess") a promissory note (the "Note") in the amount of $1,300,000 for a purchase price of $1,000,000.

     As previously reported, on September 28, 2004, the Registrant entered into an Investment Agreement (the "Investment Agreement") with an affiliate of Dutchess, pursuant to which Dutchess has committed to purchase common stock of the Registrant up to an aggregate purchase price of $35 million over a two year period. The Dutchess Agreement provides that the Registrant from time to time may deliver a put notice to Dutchess, and Dutchess is obliged to purchase the dollar amount of common stock set forth in the notice.

     The Note is due and payable in full on May 18, 2007. Other than the discount inherent in its purchase price, the Note is noninterest-bearing. The Note will be repaid using 100% of the proceeds of each put notice delivered by the Registrant to Dutchess under the Investment Agreement. The Note is also secured by a security interest in substantially all of the Registrant's assets pursuant to a Security Agreement dated March 6, 2006 with Dutchess.

     In connection with the Note, the Registrant also paid Dutchess a facility fee of $90,000 and issued to Dutchess a non-interest bearing convertible debenture in the amount of $330,000 payable on May 17, 2011. The shares of common stock underlying the debenture carry piggyback registration rights. The debenture may be converted at Dutchess's option at a conversion price equal to $0.01 per share.


Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See  Item  1.01  above.


Item  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

See  Item  1.01  above.

In addition, during May 2006, we issued a total of 11,121,400 shares of our common stock in conjunction with the Investment Agreement with Dutchess, who is a "sophisticated investor," and received $195,267 of cash proceeds. We believe the transaction was exempt from registration under Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder. The offering was not underwritten.


Item  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(d) Exhibit 10.44 - Promissory Note issued by the Company to Dutchess Private Equities Fund, L.P., dated May 19, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DNAPrint  genomics,  Inc.


     By: /s/  Richard  Gabriel
         --------------------------
         Richard  Gabriel,  President